EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT

           THIS EMPLOYMENT AGREEMENT is made effective the 1st day January, 2003, by and between The Avon-Dixon Agency, LLC (the "Company") and Kevin LaTulip (the "Employee").

           WITNESSETH: That for and in consideration of the sum of One Dollar ($1.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, it is hereby agreed by and between the parties as follows:

     1. DUTIES. THE COMPANY HEREBY EMPLOYS THE EMPLOYEE AS AN INSURANCE PRODUCER WITH SUCH DUTIES AS MAY BE ASSIGNED TO THE EMPLOYEE BY THE PRESIDENT OF THE COMPANY. THE EMPLOYEE SHALL DEVOTE HIS OR HER FULL BUSINESS TIME, ATTENTION AND ENERGIES TO THE PERFORMANCE OF HIS OR HER DUTIES HEREUNDER, WHICH SHALL INCLUDE A MINIMUM OF FORTY (40) HOURS PER WEEK. DURING THE TERM OF THIS AGREEMENT, THE EMPLOYEE SHALL NOT BE ENGAGED IN ANY OTHER ACTIVITY FOR COMPENSATION.

     2. COMPENSATION. THE EMPLOYEE SHALL RECEIVE COMPENSATION IN ACCORDANCE WITH AND AS SET FORTH IN SCHEDULE "A" ATTACHED HERETO.

     3. TERM. THE EMPLOYMENT OF THE EMPLOYEE SHALL COMMENCE ON THE DATE OF THIS AGREEMENT AND SHALL CONTINUE UNTIL OTHERWISE TERMINATED IN ACCORDANCE WITH
SECTION 4 OF THIS AGREEMENT.

     4. CONDITIONS OF TERMINATION.

     (a) This Agreement may be terminated by either party, without cause, on thirty (30) days written notice to the other. The Company shall have the option to pay the Employee thirty (30) days salary in lieu of his working during the notice period. In any event, Employee shall be entitled to no further compensation, after the expiration of thirty (30) days from the date of notice or payment of thirty (30) days' compensation in lieu of such notice.

     (b) This Agreement may be terminated by the Company for any of the following reasons without prior notice and with no right to thirty (30) days' compensation:

     (I) DISHONESTY BY EMPLOYEE;

     (II) COMMISSION OF A FELONY BY EMPLOYEE WITH RESPECT TO THE COMPANY'S PROPERTY OR PERSON;

     (III) FRAUD BY EMPLOYEE;

     (IV) DEATH OF EMPLOYEE; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS AGREEMENT APPLICABLE TO EMPLOYEE'S DEATH SHALL BE PERFORMED BY THE COMPANY; (V) VIOLATION BY EMPLOYEE OF ANY OF THE PROVISIONS OF SECTION 9;

     (VI) FAILURE BY EMPLOYEE TO FAITHFULLY AND DILIGENTLY PERFORM THE PROVISIONS OF THIS AGREEMENT OR THE USUAL CUSTOMARY DUTIES OF HIS EMPLOYMENT;

     (VII) PERMANENT DISABILITY OF EMPLOYEE. FOR THE PURPOSES HEREOF, "PERMANENT DISABILITY" SHALL BE: (1) EMPLOYEE'S INABILITY, THROUGH PHYSICAL OR MENTAL ILLNESS OR OTHER CAUSE, TO PERFORM THE MAJORITY OF HIS REGULAR DUTIES FOR A PERIOD OF ONE HUNDRED EIGHTY (180) DAYS OR MORE; (2) THE DECLARATION BY EMPLOYEE THAT HE IS PERMANENTLY DISABLED; (3) A DETERMINATION BY EMPLOYEE'S PERSONAL PHYSICIAN THAT EMPLOYEE IS PERMANENTLY DISABLED; OR (4) A DETERMINATION BY THE COMPANY'S PHYSICIAN THAT EMPLOYEE IS PERMANENTLY DISABLED;

     (VIII) THE FILING OF A PETITION IN VOLUNTARY OR INVOLUNTARY BANKRUPTCY BY OR AGAINST THE COMPANY; OR

     (IX) A BONA FIDE DETERMINATION BY THE COMPANY TO DISCONTINUE THE BUSINESS.

     (c) In the event of termination under (i) through (ix), inclusive, of subsection (b) hereof, the salary due to Employee to the date of such termination shall be considered full compensation in payment for all claims under this Agreement, and Employee shall not be entitled to any other compensation. Upon termination, the Company shall have the night to deduct from the amount due Employee, any amounts which the Employee owes the Company.

     5. FRINGE BENEFITS. THE COMPANY SHALL PROVIDE THE SAME FRINGE BENEFITS AS ARE PROVIDED TO OTHER SIMILARLY SITUATED EMPLOYEES OF THE COMPANY'S AFFILIATE SHORE BANCSHARES, INC.

     6. REIMBURSEMENT OF EXPENSES.

     (a) The Company recognizes that Employee may incur various expenses, from time to time, for the Company's benefit and in furtherance of the business. The Company agrees either to pay directly, advance sums to Employee to be used for and/or to reimburse Employee for expenses authorized in advance by the Company so long as the Company is permitted to take the same as income tax deductions. In no event shall such reimbursable expenses exceed $1,800.00 per calendar year without the consent of the Company.

     (b) Employee agrees to submit to the Company such documentation as may be necessary to substantiate the deductibility of the foregoing expenses for income tax purposes.

     (c) The Company shall have the right to establish, change and alter guidelines, from time to time, with respect to the nature and type of expenses that the Company will pay hereunder and the limits of payment.

     7. OTHER COMMISSIONS. THE EMPLOYEE AGREES TO REMIT TO THE COMPANY ANY AND ALL COMMISSIONS, FEES AND BONUSES WHICH MAY BE MADE PAYABLE TO HIM WHICH HE RECEIVES AS A RESULT OF HIS REFERRAL OR SALES OF INSURANCE WHILE EMPLOYED BY THE COMPANY.
     8. PROPERTY RIGHTS. THE EMPLOYEE AGREES THAT ANY AND ALL WORK PRODUCTS HE PRODUCES, INCLUDING BUT NOT LIMITED TO EXPIRATIONS, RENEWALS, EXPIRATIONS LISTS, MANUALS, INSURANCE DAILIES, CUSTOMER LISTS, COMMISSIONS OR PREMIUMS, LISTS OF COMMISSIONS ON PREMIUMS, ADVERTISING COPY AND SALESMANSHIP POINTERS SHALL BE CONSIDERED THE EXCLUSIVE PROPERTY OF THE COMPANY AND SHALL REMAIN SO AFTER TERMINATION OF THIS AGREEMENT. THE ABOVE ENUMERATIONS ARE INTENDED TO BE ILLUSTRATIONS ONLY.
     9. PROTECTION OF BUSINESS. IN ORDER THAT THE COMPANY SHALL CONTINUE TO RECEIVE THE BENEFIT OF THE GOODWILL AND RELATIONSHIPS WITH CUSTOMERS WHICH IT ENJOYS, THE EMPLOYEE AGREES THAT:

     (a) For a period of three (3) years after the Employee ceases to be employed by the Company, the Employee will not directly or indirectly, within the Delmarva Peninsula or Anne Arundel County, Maryland, whether alone or as an employee, officer, director, stockholder, member, or partner of any other entity, or as a trustee, fiduciary, or other representative of any other such activity, solicit, sell, serve, divert or receive insurance brokerage or employee benefit business to or from any party which was a customer or an actively solicited prospective customer of the Company as of the date of termination or during the period of eighteen (18) months prior to said termination date.

(b) For a period of three (3) years after the Employee ceases to be employed by the Company, the Employee will not, directly or indirectly, engage in the insurance agency, insurance brokerage or employee-benefit business in the Delmarva Peninsula or Anne Arundel County, Maryland.

     (c) During and after the Employee's employment with the Company, the Employee shall not disclose or divulge to third parties, any confidential information concerning the Company, its business, or its customers. All information regarding the Company, and its business, including but not limited to information regarding the Company's former, current or prospective customers, employees and markets, methods of doing business, systems, procedures and financial performance and condition shall be presumed to be confidential information of the company for purposes of this Agreement except to the extent that any such information is otherwise in the public domain and became part of the public domain other than by means of a breach of a confidentiality obligation. All tangible embodiments of confidential information, whether typed, written, stored electronically or otherwise, shall at all times remain the property of the Company. Upon the cessation of employment with the Company, the Employee shall promptly return to the Company all copies of such tangible embodiments of confidential information.

     (d) It is recognized that damages in the event of a breach of this Section 9 by the Employee would be difficult, if not impossible, to ascertain, and it is therefore agreed that the Company, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court in the State of Maryland of competent jurisdiction, enjoining any such breach, and the Employee hereby waives any and all defenses he may have on the ground of lack of jurisdiction or competence of a court in the State of Maryland to grant such an injunction or other equitable relief. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Company may have.

     (e) The covenants contained in each of the above subsections of this
Section 9 and within the subsections themselves are intended to be separate and divisible covenants and if, for any reason, any one or more thereof shall be held to be invalid or unenforceable, in whole or in part, it is agreed that the same shall not be held to affect the validity of any other such covenant contained in this Agreement. The benefits of this Section 9 shall inure to the benefit of, and each reference to Company shall be deemed to include any affiliate, subsidiary or parent of the Company.

     10. SET OFF. THE COMPANY MAY SET OFF AGAINST ANY OF THE AMOUNTS DUE THE EMPLOYEE BY THE COMPANY HEREUNDER, ANY AMOUNTS WHICH ARE DUE FROM THE EMPLOYEE TO THE COMPANY AND FOR BAD DEBTS OF CUSTOMERS FOR WHICH THE EMPLOYEE IS RESPONSIBLE (AS EVIDENCED BY THE CODING OF SUCH CUSTOMERS OR OTHERWISE ASSIGNED TO THE EMPLOYEE) IN EXCESS OF $3,500.00 IN ANY CALENDAR YEAR (EXCLUSIVE OF ANY LATE CHARGES OR COMMISSION DUE TO THE COMPANY OR THE EMPLOYEE). THE COMPANY SHALL PROVIDE THE EMPLOYEE WITH A PERIOD OF ONE (1) YEAR FOLLOWING THE YEAR THAT THE BAD DEBT IS WRITTEN OFF BY THE COMPANY TO COLLECT THE BAD DEBT PRIOR TO EXERCISING ITS NIGHT OF SETOFF RELATING TO SUCH BAD DEBT UNDER THIS SECTION.

     11. MISCELLANEOUS PROVISIONS:

     (a) APPLICABLE LAW. It is the intention of the parties hereto that all questions with respect to the construction of this Agreement and rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Maryland.

     (b) ENTIRE AGREEMENT. This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understanding, representations and statements, oral or written, are merged into this Agreement.

     (c) MODIFICATION. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

     (d) HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (e) BINDING EFFECT. The Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their successors and assigns. This Agreement may be assigned by the Company to an affiliate of the Company, or to any third party in connection with any sale of the Company's business or other extraordinary transaction. This Agreement may not be assigned by the Employee.

     (f) SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (g) GENDER. Whenever herein the singular number is used, the same shall include the plural and the masculine gender shall include the feminine and neuter genders.

     (h) NOTICES. All notices and communications hereunder shall be in writing and shall be deemed given when sent postage prepaid by registered or certified mail, return receipt requested, and, if intended for the Company, shall be addressed to it, to the attention of its President, at the principal office of the Company, and if intended for Employee, shall be addressed to the Employee at the Employee's address as shown in the Company's records.

     (i) COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (j) WAIVER. Failure to insist upon strict compliance with any of terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment or any night or power hereunder at any one instance or instances be deemed a waiver or relinquishment of such right or power at any other time or times.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:                                THE AVON-DIXON AGENCY, LLC

                                       By:  Shore Bancshares, Inc.




                                       By:
-----------------------------          ------------------------------------
Terry Mead, Secretary                   W. Moorhead Vermilye, President/CEO




                                       ----------------------------------------
                                       Employee's Signature
                                       Printed Name of Employee:  Kevin LaTulip